CAVANAL HILL FUNDS

Supplement dated September 1, 2016
to the
Statutory Prospectus
dated April 1, 2016

On October 14, 2016, the portion of the Cavanal Hill Funds Rule 2a-7 Policies and Procedures that addresses liquidation fees and redemption gates will become effective. In anticipation of that effective date, the following Liquidity Fees and Redemption Gates description shall be added to the Prospectus under the heading “Transaction Policies,” immediately after the section titled “Valuation of Shares – Money Market Funds”.

Liquidity Fees and Redemption Gates.

Under Rule 2a-7, a Fund, either a government or a non-government money market fund, has the right to institute a discretionary liquidity fee (not to exceed two percent of the value of the shares redeemed) or to suspend the right of redemption (“redemption gate”) temporarily (for up to 10 business days in any 90-day period), if the Fund’s Weekly Liquid Assets fall below thirty percent of its total assets and the Fund’s Board of Directors, including a majority of the directors who are not interested persons of the Fund, determines that the liquidity fee or redemption gate is in the best interest of the Fund. While non-government money market funds are expected to possess the ability to impose liquidity fees and redemption gates, government money market funds may, but are not required to, use liquidity fees and redemption gates.

To the extent that the Board determines to institute a discretionary liquidity fee or a redemption gate policy on a government money market fund, it will provide not less than 60 days’ advance written notice of such policy to government money market fund shareholders and will supplement its registration statement with the appropriate disclosures.

In the event that a non-government money market Fund’s Weekly Liquid Assets fall below ten percent, the Fund is required to impose a liquidity fee of one percent unless the Fund’s Board of Directors, including a majority of the directors who are not interested persons of the Fund, determines that such a fee is not in the best interest of the Fund or that a lower liquidity fee or a higher liquidity fee (up to two percent) is in the best interest of the Fund. The Fund must lift a gate and remove a liquidity fee once the Fund’s Weekly Liquid Assets rise to or above thirty percent.

For more information, please contact us at 1-800-762-7085.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.